Summit Therapeutics Reports Operational Progress and Financial Results for the Third Quarter and Nine Months Ended September 30, 2024 Ivonescimab Monotherapy Became First Drug to Achieve Clinically Meaningful Benefit over Pembrolizumab Monotherapy in a Phase III Randomized Clinical Trial in NSCLC, HARMONi-2, Reducing Risk of Disease Progression or Death by 49% in First-Line PD-L1 Positive Advanced NSCLC in China Enrollment Completed in Global Phase III HARMONi Trial in 2L+ EGFRm Advanced NSCLC; Received Fast Track Designation from FDA; Topline Data Expected in Mid-2025 Summit Intends to Expand HARMONi-3 Global Phase III Trial in 1L Metastatic NSCLC to Include Patients with Tumors of Non-Squamous Histology in Addition to Currently Enrolling Squamous Patients Summit to Initiate Global Phase III HARMONi-7 Trial in 1L PD-L1 High, Metastatic NSCLC in Early 2025 Encouraging Ivonescimab Phase II Data from China Featured at ESMO 2024 and WCLC 2024, Supports Continued Expansion of Clinical Development of Ivonescimab Outside of Metastatic NSCLC Raised $235 Million in Private Financing from Insiders & Leading Biopharma Institutional Investors Miami, Florida, October 30, 2024 - Summit Therapeutics Inc. (NASDAQ: SMMT) ("Summit," "we," or the "Company") today reported an update on its operational progress and financial results for the third quarter and nine months ended September 30, 2024. Operational & Corporate Updates Our operational progress continues with ivonescimab (SMT112), an investigational, potentially first-in-class bispecific antibody combining the effects of immunotherapy via a blockade of PD-1 with the anti-angiogenesis effects associated with blocking VEGF into a single molecule:  Since in-licensing ivonescimab in January 2023, we have launched a late-stage clinical development program in non-small cell lung cancer (NSCLC) comprised of two registrational Phase III trials in the following proposed indications: o HARMONi: Ivonescimab combined with chemotherapy in patients with epidermal growth factor receptor (EGFR)-mutated, locally advanced or metastatic non-squamous NSCLC who have progressed after treatment with a third-generation EGFR tyrosine kinase inhibitor (TKI).  Enrollment has completed with topline data expected in mid-2025; Fast Track Designation was granted by the US FDA for ivonescimab in this setting. o HARMONi-3: Ivonescimab combined with chemotherapy in first-line metastatic squamous NSCLC patients without actionable genomic alterations.

 Summit intends to amend the protocol to include patients with both squamous and non- squamous histologies.  As part of the trial amendment, the primary endpoint is intended to be updated to include two primary endpoints: progression-free survival (PFS) and overall survival (OS). Accordingly, Summit intends to update the total sample size for the randomized, multi- regional Phase III clinical trial to include an estimated 1,080 patients.  As a reminder, updated Phase II data from this setting was announced at the 2024 European Lung Cancer Conference (ELCC 2024) in March from the AK112-201 clinical trial centered around the cohort of patients in which ivonescimab was combined with chemotherapy for first-line treatment of squamous and non-squamous advanced or metastatic NSCLC in patients without actionable genomic alterations. This data was generated and analyzed by our collaboration and licensing partner, Akeso Inc. (Akeso, HKEX Code: 9926.HK).  First-line patients with advanced or metastatic non-squamous tumors (n=72) experienced a median PFS of 13.3 months (95% CI: 8.3 – 16.4 months). In addition, first-line advanced or metastatic squamous NSCLC patients (n=63) experienced a median PFS of 11.1 months (95% CI: 9.5 – 16.3 months). Both metrics are encouraging considering the expectations for the current standards of care. Median OS was not reached in either subset of patients after a median follow-up time of 22.1 months. The frequency of treatment-related adverse events (TRAEs) leading to the discontinuation of ivonescimab was 11.1% and 2.8%, respectively, in patients with squamous and non-squamous tumors.  In addition, we have announced our intention to launch a third Phase III clinical trial in the following proposed indication, with trial initiation expected in early 2025: o HARMONi-7: Ivonescimab monotherapy in first-line metastatic NSCLC patients whose tumors have high PD-L1 expression without actionable genomic alterations.  The sample size for this study is currently planned to be an estimated 780 patients with two primary endpoints, PFS and OS.  In early September 2024, positive results were announced from the Phase III HARMONi-2 trial which were subsequently presented at the Presidential Symposium at the International Association for the Study of Lung Cancer’s (IASLC) 2024 World Conference on Lung Cancer (WCLC 2024). HARMONi-2, a single- region, randomized, multi-center double-blinded Phase III study in patients with locally advanced or metastatic NSCLC whose tumors have positive PD-L1 expression, achieved its primary endpoint of PFS for patients receiving ivonescimab monotherapy vs. those receiving pembrolizumab monotherapy. The HARMONi-2 trial was conducted in China and sponsored by Akeso with data generated and analyzed by Akeso.

o Patients (n=398) receiving ivonescimab experienced a 49% reduction in disease progression or death as compared to pembrolizumab (HR: 0.51, 95% CI: 0.38 - 0.69; p<0.0001). Median PFS of 11.1 months vs. 5.8 months was observed in patients administered ivonescimab vs. pembrolizumab. A clinically meaningful benefit was demonstrated across pre-specified clinical subgroups, including those with PD-L1 low expression, PD-L1 high expression, squamous and non-squamous histologies, as well as other high-risk patients. Both the overall response rate (ORR) measured according to RECIST v1.1 criteria, as well as the disease control rate (DCR), were higher in patients treated with ivonescimab compared to those treated with pembrolizumab. OS data was not yet mature at the time of the data cutoff and will be evaluated in the future. Ivonescimab demonstrated an acceptable and manageable safety profile, which was consistent with previous studies.  Additionally, encouraging perioperative NSCLC Phase II data was featured at WCLC 2024 from AK112- 205, a single-region (China), multi-center, open-label study of patients with Stage II or III resectable NSCLC, with data generated and analyzed by Akeso. The study was designed to assess patients receiving either ivonescimab monotherapy or ivonescimab plus chemotherapy prior to surgical resection and then ivonescimab monotherapy after surgery. Due to the maturity of the data and the timing of the data cutoff, the results were mature for the neo-adjuvant portion of the clinical trial. o At the time of data cutoff, 49 patients had been enrolled into the ivonescimab plus chemotherapy arm in the neo-adjuvant setting; of these 49 patients, 39 went on to complete surgery. Of the 39 patients who received ivonescimab plus chemotherapy in the neo-adjuvant stage and completed surgery, 71.8% of patients experienced a major pathological response (MPR) and 43.6% of patients experienced a pathological complete response (pCR). In the 49 patients enrolled in this cohort, median event-free survival (EFS) was not yet reached after 8.9 months of median follow- up time; the 12-month EFS rate was 80.3% (95% CI: 59.6, 91.1). These results are encouraging compared to the historical data that has been observed in global pivotal studies in a similar setting. The safety profile in this Phase II study was acceptable and manageable.  In September 2024, promising anti-tumor activity and safety data for ivonescimab were presented at the 2024 European Society for Medical Oncology Annual Meeting (ESMO 2024) featuring updated data in advanced triple-negative breast cancer (TNBC), recurrent / metastatic head and neck squamous cell carcinoma (HNSCC), and metastatic microsatellite-stable (MSS) colorectal cancer (CRC). Each trial from which the data was generated was a Phase II study conducted in China sponsored by Akeso with data generated and analyzed by Akeso. Based on the results of these Phase II data sets as well as data announced earlier in 2024, Summit intends to explore further clinical development of ivonescimab in solid tumor settings outside of metastatic NSCLC, the Company’s current area of focus in its Phase III clinical trials. o Metastatic MSS CRC: The study was designed to assess patients who were randomly assigned to receive ivonescimab plus FOLFOXIRI with or without ligufalimab (anti-CD47 monoclonal antibody). Note that ligufalimab, or AK117, is Akeso’s proprietary, investigational product that is not approved by any regulatory authority, and to which Summit does not have any license or ownership rights. At the time of data cutoff, 22 patients received ivonescimab plus FOLFOXIRI (median follow-up time of 9 months); 18 patients received ivonescimab plus ligufalimab plus

FOLFOXIRI (median follow-up time of 9.6 months). All patients in both groups experienced a reduction in their tumor burden compared to their baseline tumor assessment. The ORR and DCR for the 39 patients combined from both groups who had at least one post-baseline tumor assessment was 84.6% and 100%, respectively. Median progression-free survival was not reached in either group at the time of this analysis. The safety profile in this Phase II study was acceptable and manageable. o Advanced TNBC: The results presented were from the portion of the study intended to assess patients who received ivonescimab plus chemotherapy (either paclitaxel or nab-paclitaxel) with locally advanced or metastatic TNBC. At the time of data cutoff, 30 patients received ivonescimab plus chemotherapy with median follow-up time of 10.1 months. Sixty percent of patients had previously received taxane-based chemotherapy in either the neoadjuvant or adjuvant setting in this Phase II data set. All patients experienced a reduction in their tumor burden compared to their baseline tumor assessment. The ORR and DCR for the 29 patients who had at least one post- baseline tumor assessment were 72.4% and 100%, respectively. Median progression-free survival was 9.3 months as the time of this analysis. The safety profile in this Phase II study was acceptable and manageable. o Recurrent / Metastatic HNSCC: The results presented were from the portion of the study intended to assess patients who received ivonescimab with or without ligufalimab (anti-CD47) with PD-L1 positive, locally advanced or metastatic recurrent / metastatic HNSCC. At the time of data cutoff, 10 patients received ivonescimab (median follow-up: 3.3 months) and 20 patients received ivonescimab plus ligufalimab (median follow-up 4.1 months). Four of 10 patients receiving ivonescimab had a PD-L1 CPS of 1-20; nine of 20 patients administered ivonescimab plus ligufalimab had a PD-L1 CPS of 1-20; the remaining patients in each arm had a PD-L1 CPS >20. The ORR and DCR for the 30 patients was 50.0% and 86.7%, respectively. The safety profile in this Phase II study was acceptable and manageable. Financial Highlights “With the recent financing in September 2024 providing us $235 million, we have strengthened our cash balance to extend our cash runway” said Manmeet S. Soni, Summit’s Chief Operating Officer and Chief Financial Officer. “Our cash balance at quarter end aggregating to $487 million provides us enough cash to continue to invest in the ivonescimab trials planned to be expanded and initiated in 2025.” Cash, Cash Equivalents and Short-term Investments  Aggregate cash and cash equivalents, and short-term investments were approximately $487 million and $186.2 million at September 30, 2024 and December 31, 2023, respectively.  In September 2024, we closed a private financing of $235 million with multiple leading biotech institutional investors and insiders.

GAAP and Non-GAAP Research and Development (R&D) Expenses  GAAP R&D expenses according to generally accepted accounting principles in the U.S. (“GAAP”) were $37.7 million for the third quarter of 2024, compared to $15.3 million for the same period of the prior year.  Non-GAAP R&D expenses were $31.9 million for the third quarter of 2024, compared to $15.2 million for the same period of the prior year.  The increase is primarily due to expansion of clinical study and development costs related to ivonescimab and increases in people cost as we continue to build out our R&D team. GAAP and Non-GAAP General and Administrative (G&A) Expenses  GAAP G&A expenses were $20.4 million for the third quarter of 2024, compared to $5.4 million for the same period of the prior year.  Non-GAAP G&A expenses were $6.8 million for the third quarter of 2024, compared to $4.8 million for the same period of the prior year. GAAP and Non-GAAP Operating Expenses  GAAP operating expenses were $58.1 million for the third quarter of 2024, compared to $20.7 million for the same period of the prior year. This increase in GAAP operating expenses was primarily related to the increase in stock-based compensation expense during the quarter related to charges related to the achievement of certain market conditions on performance stock option awards and increase in R&D expenses as explained above.  Non-GAAP operating expenses were $38.7 million for the third quarter of 2024, compared to $20.0 million for the same period of the prior year. GAAP and Non-GAAP Net Loss  GAAP net loss in the third quarter of 2024 and 2023 was $56.3 million or $(0.08) per basic and diluted share, and $21.2 million or $(0.03) per basic and diluted share, respectively.  Non-GAAP net loss in the third quarter of 2024 and 2023 was $36.9 million or $(0.05) per basic and diluted share, and $20.5 million or $(0.03) per basic and diluted share, respectively. Use of Non-GAAP Financial Measures This release includes measures that are not in accordance with U.S. generally accepted accounting principles (“Non-GAAP measures”). These Non-GAAP measures should be viewed in addition to, and not as a substitute for, Summit's reported GAAP results, and may be different from Non-GAAP measures used by other companies. In addition, these Non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Summit management uses these non-GAAP measures for internal budgeting and forecasting purposes and to evaluate Summit’s financial performance. Summit management believes the presentation of these Non-GAAP measures is useful to investors for comparing prior periods and analyzing ongoing business trends and operating results. For further information regarding these Non-GAAP measures, please refer to the tables presenting reconciliations of our Non-GAAP results to our U.S. GAAP results and the “Notes on our Non- GAAP Financial Information” that accompany this press release. Third Quarter 2024 Earnings Call Summit will host an earnings call this morning, Wednesday, October 30, 2024, at 9:00am ET. The conference call will be accessible by dialing (800) 715-9871 (toll-free domestic) or (646) 307-1963 (international) using conference code 3934052. A live webcast and instructions for joining the call are accessible through Summit’s website www.smmttx.com. An archived edition of the webcast will be available on our website after the call. About Ivonescimab Ivonescimab, known as SMT112 in Summit’s license territories, the United States, Canada, Europe, Japan, Latin America, including Mexico and all countries in Central America, South America, and the Caribbean, the Middle East, and Africa, and as AK112 in China and Australia, is a novel, potential first-in-class investigational bispecific antibody combining the effects of immunotherapy via a blockade of PD-1 with the anti-angiogenesis effects associated with blocking VEGF into a single molecule. Ivonescimab displays unique cooperative binding to each of its intended targets with multifold higher affinity when in the presence of both PD-1 and VEGF. This could differentiate ivonescimab as there is potentially higher expression (presence) of both PD-1 and VEGF in tumor tissue and the tumor microenvironment (TME) as compared to normal tissue in the body. Ivonescimab’s tetravalent structure (four binding sites) enables higher avidity (accumulated strength of multiple binding interactions) in the TME with over 18-fold increased binding affinity to PD-1 in the presence of VEGF in vitro, and over 4-times increased binding affinity to VEGF in the presence of PD-1 in vitro (Zhong, et al, SITC, 2023). This tetravalent structure, the intentional novel design of the molecule, and bringing these two targets into a single bispecific antibody with cooperative binding qualities have the potential to direct ivonescimab to the tumor tissue versus healthy tissue. The intent of this design, together with a half-life of 6 to 7 days (Zhong, et al, SITC, 2023), is to improve upon previously established efficacy thresholds, in addition to side effects and safety profiles associated with these targets. Ivonescimab was engineered by Akeso Inc. (HKEX Code: 9926.HK) and is currently engaged in multiple Phase III clinical trials. Over 1,800 patients have been treated with ivonescimab in clinical studies globally. Summit has begun its clinical development of ivonescimab in non-small cell lung cancer (NSCLC), commencing enrollment in 2023 in two multi-regional Phase III clinical trials, HARMONi and HARMONi-3, with a plan to initiate HARMONi-7 in early 2025. HARMONi is a Phase III clinical trial which intends to evaluate ivonescimab combined with chemotherapy compared to placebo plus chemotherapy in patients with EGFR-mutated, locally advanced or metastatic non- squamous NSCLC who have progressed after treatment with a 3rd generation EGFR TKI (e.g., osimertinib). HARMONi-3 is a Phase III clinical trial which is designed to evaluate ivonescimab combined with chemotherapy compared to pembrolizumab combined with chemotherapy in patients with first-line metastatic squamous NSCLC.

HARMONi-7 is a planned Phase III clinical trial which is intended to evaluate ivonescimab monotherapy compared to pembrolizumab monotherapy in patients with first-line metastatic NSCLC whose tumors have high PD-L1 expression. In addition, Akeso has recently had positive read-outs in two single-region (China), randomized Phase III clinical trials for ivonescimab in NSCLC, HARMONi-A and HARMONi-2. HARMONi-A was a Phase III clinical trial which evaluated ivonescimab combined with chemotherapy compared to placebo plus chemotherapy in patients with EGFR-mutated, locally advanced or metastatic non-squamous NSCLC who have progressed after treatment with an EGFR TKI. HARMONi-2 is a Phase III clinical trial evaluating monotherapy ivonescimab against monotherapy pembrolizumab in patients with locally advanced or metastatic NSCLC whose tumors have positive PD-L1 expression. Ivonescimab is an investigational therapy that is not approved by any regulatory authority in Summit’s license territories, including the United States and Europe. Ivonescimab was approved for marketing authorization in China in May 2024. Ivonescimab was granted Fast Track designation by the US Food & Drug Administration (FDA) for the HARMONi clinical trial setting. About Summit Therapeutics Summit Therapeutics Inc. is a biopharmaceutical oncology company focused on the discovery, development, and commercialization of patient-, physician-, caregiver- and societal-friendly medicinal therapies intended to improve quality of life, increase potential duration of life, and resolve serious unmet medical needs. Summit was founded in 2003 and our shares are listed on the Nasdaq Global Market (symbol "SMMT"). We are headquartered in Miami, Florida, and we have additional offices in Menlo Park, California, and Oxford, UK. For more information, please visit https://www.smmttx.com and follow us on X @summitplc. Contact Summit Investor Relations: Dave Gancarz Chief Business & Strategy Officer Nathan LiaBraaten Senior Director, Investor Relations investors@smmttx.com Summit Forward-looking Statements Any statements in this press release about the Company’s future expectations, plans and prospects, including but not limited to, statements about the clinical and preclinical development of the Company’s product candidates, entry into and actions related to the Company’s partnership with Akeso Inc., the intended use of the net proceeds from the private placements, the Company's anticipated spending and cash runway, the therapeutic potential of the Company’s product candidates, the potential commercialization of the Company’s product candidates, the timing of initiation, completion and availability of data from clinical trials, the potential submission of applications for marketing approvals, potential acquisitions, statements about the previously disclosed At-The-Market equity offering program (“ATM Program”), the expected proceeds and uses thereof, and other statements containing the words "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "would," and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the Company’s ability to sell shares of our common stock under the ATM Program, the conditions affecting the capital markets, general economic, industry, or political conditions, including the results of our evaluation of the underlying data in connection with the development and commercialization activities for ivonescimab, the outcome of discussions with regulatory authorities, including the Food and Drug Administration, the uncertainties inherent in the initiation of future clinical trials, availability and timing of data from ongoing and future clinical trials, the results of such trials, and their success, and global public health crises, that may affect timing and status of our clinical trials and operations, whether preliminary results from a clinical trial will be predictive of the final results of that trial or whether results of early clinical trials or preclinical studies will be indicative of the results of later clinical trials, whether business development opportunities to expand the Company’s pipeline of drug candidates, including without limitation, through potential acquisitions of, and/or collaborations with, other entities occur, expectations for regulatory approvals, laws and regulations affecting government contracts and funding awards, availability of funding sufficient for the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements and other factors discussed in the "Risk Factors" section of filings that the Company makes with the Securities and Exchange Commission. Any change to our ongoing trials could cause delays, affect our future expenses, and add uncertainty to our commercialization efforts, as well as to affect the likelihood of the successful completion of clinical development of ivonescimab. Accordingly, readers should not place undue reliance on forward-looking statements or information. In addition, any forward-looking statements included in this press release represent the Company’s views only as of the date of this release and should not be relied upon as representing the Company’s views as of any subsequent date. The Company specifically disclaims any obligation to update any forward-looking statements included in this press release.

Summit Therapeutics Inc. GAAP Condensed Consolidated Statements of Operations (Unaudited) (in millions, except per share data) Three Months Ended September 30, Nine Months Ended September 30, 2024 2023 2024 2023 Operating expenses: Research and development $ 37.7 $ 15.3 $ 99.4 34.7 Acquired in-process research and development — — 15.0 520.9 General and administrative 20.4 5.4 46.1 18.7 Total operating expenses 58.1 20.7 160.5 574.3 Other operating (expense) income, net (0.3) 0.3 0.1 0.8 Operating loss (58.4) (20.4) (160.4) (573.5) Other income (expense), net 2.1 (0.8) 0.3 (4.9) Net loss $ (56.3) $ (21.2) $ (160.1) $ (578.4) Net loss per share attributable to common shareholders, basic and diluted $ (0.08) $ (0.03) $ (0.22) $ (0.98) Summit Therapeutics Inc. GAAP Condensed Consolidated Balance Sheet Information (in millions) Unaudited September 30, 2024 December 31, 2023 Cash and cash equivalents, and short-term investments $ 487.0 $ 186.2 Total assets $ 502.8 $ 202.9 Total liabilities $ 64.9 $ 125.2 Total stockholders' equity $ 437.9 $ 77.7

Summit Therapeutics Inc. GAAP Condensed Consolidated Statements of Cash Flows Information (in millions) Unaudited Nine Months Ended September 30, 2024 2023 Net cash used in operating activities $ (93.4) $ (57.3) Net cash used in investing activities (288.8) (648.3) Net cash provided by financing activities 404.8 80.3 Effect of exchange rate changes on cash 0.1 0.5 Increase (decrease) in cash and cash equivalents $ 22.7 $ (624.8)

Summit Therapeutics Inc. Schedule Reconciling Selected Non-GAAP Financial Measures (Unaudited) (in millions, except per share data) Three Months Ended September 30, Nine Months Ended September 30, 2024 2023 2024 2023 Reconciliation of GAAP to Non-GAAP Research and Development Expense GAAP Research and development $ 37.7 $ 15.3 $ 99.4 $ 34.7 Stock-based compensation (Note 1) (5.8) (0.1) (11.7) (2.0) Non-GAAP Research and development $ 31.9 $ 15.2 $ 87.7 $ 32.7 Reconciliation of GAAP to Non-GAAP General and Administrative Expenses GAAP General and administrative $ 20.4 $ 5.4 $ 46.1 $ 18.7 Stock-based compensation (Note 1) (13.6) (0.6) (28.2) (3.4) Non-GAAP General and administrative $ 6.8 $ 4.8 $ 17.9 $ 15.3 Reconciliation of GAAP to Non-GAAP Acquired In-Process Research and Development Expenses GAAP Acquired In-process research and development $ — $ — $ 15.0 $ 520.9 Acquired In-process research and development (Note 2) — — (15.0) (520.9) Non-GAAP Acquired In-process research and development $ — $ — $ — $ — Reconciliation of GAAP Net Loss to Non-GAAP Net Loss GAAP Net Loss $ (56.3) $ (21.2) $ (160.1) $ (578.4) Stock-based compensation (Note 1) 19.4 0.7 39.9 5.4 Acquired In-process research and development (Note 2) — — 15.0 520.9 Non-GAAP Net Loss $ (36.9) $ (20.5) $ (105.2) $ (52.1) Reconciliation of GAAP Net Loss to Non-GAAP Net Loss Per Common Share GAAP Net Loss Per Basic and Diluted Common Share $ (0.08) $ (0.03) $ (0.22) $ (0.98) Stock-based compensation (Note 1) 0.03 — 0.06 0.01 Acquired In-process research and development (Note 2) — — 0.02 0.88 Non-GAAP Net loss Per Basic and Diluted Common Share $ (0.05) $ (0.03) $ (0.14) $ (0.09) Basic and Diluted Common Shares 726.7 697.7 712.2 592.4

Summit Therapeutics Inc. Schedule Reconciling Selected Non-GAAP Financial Measures (in millions) Unaudited Three Months Ended September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 September 30, 2023 Reconciliation of GAAP to Non-GAAP Operating Expenses GAAP Operating expenses $ 58.1 $ 59.8 $ 42.6 $ 36.4 $ 20.7 Stock-based compensation (Note 1) (19.4) (11.1) (9.5) — (8.7) — (0.7) Acquired In-process research and development (Note 2) — (15.0) — — — Non-GAAP Operating Expense $ 38.7 $ 33.7 $ 33.1 $ 27.7 $ 20.0 Reconciliation of GAAP Net Loss to Non-GAAP Net Loss GAAP Net Loss $ (56.3) $ (60.4) $ (43.5) $ (36.6) $ (21.2) Stock-based compensation (Note 1) 19.4 11.1 9.5 8.7 0.7 Acquired In-process research and development (Note 2) — 15.0 — — — Non-GAAP Net Loss $ (36.9) $ (34.3) $ (34.0) $ (27.9) $ (20.5)

Summit Therapeutics Inc. Notes on our Non-GAAP Financial Information Non-GAAP financial measures adjust GAAP financial measures for the items listed below. These Non-GAAP measures should be viewed in addition to, and not as a substitute for Summit's reported GAAP results, and may be different from Non-GAAP measures used by other companies. In addition, these Non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Summit management uses these non- GAAP measures for internal budgeting and forecasting purposes and to evaluate Summit’s financial performance. Summit management believes the presentation of these Non-GAAP measures is useful to investors for comparing prior periods and analyzing ongoing business trends and operating results. Each of non-GAAP Research and Development Expense, non-GAAP General and Administrative Expenses, non-GAAP Operating Expenses, Non-GAAP Net Loss and Non-GAAP EPS differ from GAAP in that such measures exclude the non-cash charges and costs associated with stock-based compensation. In addition, non- GAAP Acquired In-Process Research and Development Expenses, non-GAAP Operating Expenses, non-GAAP Net Loss and non-GAAP EPS each exclude certain one-time charges associated with acquired in-process research and development, in each case as described further in the notes below and as expressed in the tabular reconciliation presented above. Note 1: Stock-based compensation is a non-cash charge and costs calculated for this expense can vary year- over-year depending on the stock price of awards on the date of grant as well as the timing of compensation award arrangements. Note 2: Acquired in-process research and development represents a one-time charge associated with the Company's in-licensing of ivonescimab from Akeso.

Appendix: Glossary of Critical Terms Contained Herein Affinity – Affinity is the strength of binding of a molecule, such as a protein or antibody, to another molecule, such as a ligand. Avidity – Avidity is the accumulated strength of multiple binding interactions. Angiogenesis – Angiogenesis is the development, formation, and maintenance of blood vessel structures. Without sufficient blood flow, tissue may experience hypoxia (insufficient oxygen) or lack of nutrition, which may cause cell death.1 Cooperative binding – Cooperative binding occurs when the number of binding sites on the molecule that can be occupied by a specific ligand (e.g., protein) is impacted by the ligand’s concentration. For example, this can be due to an affinity for the ligand that depends on the amount of ligand bound or the binding strength of the molecule to one ligand based on the concentration of another ligand, increasing the chance of another ligand binding to the compound.2 Immunotherapy – Immunotherapy is a type of treatment, including cancer treatments, that help a person’s immune system fight cancer. Examples include anti-PD-1 therapies.3 Intracranial - Within the cranium or skull. PD-1 – Programmed cell Death protein 1 is a protein on the surface of T cells and other cells. PD-1 plays a key role in reducing the regulation of ineffective or harmful immune responses and maintaining immune tolerance. However, with respect to cancer tumor cells, PD-1 can act as a stopping mechanism (a brake or checkpoint) by binding to PD-L1 ligands that exist on tumor cells and preventing the T cells from targeting cancerous tumor cells.4 PD-L1 – Programmed cell Death Ligand 1 is expressed by cancerous tumor cells as an adaptive immune mechanism to escape anti-tumor responses, thus believed to suppress the immune system’s response to the presence of cancer cells.5 PFS – Progression-Free Survival. RANO – Response Assessment in Neuro-Oncology, the standard for assessing the response of a brain or spinal cord tumor to therapy. SQ-NSCLC – Non-small cell lung cancer tumors of squamous histology. 1Shibuya M. Vascular Endothelial Growth Factor (VEGF) and Its Receptor (VEGFR) Signaling in Angiogenesis: A Crucial Target for Anti- and Pro-Angiogenic Therapies. Genes Cancer. 2011 Dec;2(12):1097-105 2Stefan MI, Le Novère N. Cooperative binding. PLoS Comput Biol. 2013;9(6) 3US National Cancer Institute, a part of the National Institute of Health (NIH). https://www.cancer.gov/about-cancer/treatment/types/immunotherapy. Accessed April 2024. 4Han Y, et al. PD-1/PD-L1 Pathway: Current Researches in Cancer. Am J Cancer Res. 2020 Mar 1;10(3):727-742. 5Han Y, et al. PD-1/PD-L1 Pathway: Current Researches in Cancer. Am J Cancer Res. 2020 Mar 1;10(3):727-742.

T Cells – T cells are a type of white blood cell that is a component of the immune system that, in general, fights against infection and harmful cells like tumor cells.6 Tetravalent – A tetravalent molecule has four binding sites or regions. Tumor Microenvironment – The tumor microenvironment is the ecosystem that surrounds a tumor inside the body. It includes immune cells, the extracellular matrix, blood vessels and other cells, like fibroblasts. A tumor and its microenvironment constantly interact and influence each other, either positively or negatively.7 VEGF – Vascular Endothelial Growth Factor is a signaling protein that promotes angiogenesis.8 Summit Therapeutics and the Summit Therapeutics logo are trademarks of Summit Therapeutics Inc. Copyright 2024, Summit Therapeutics Inc. All Rights Reserved. 6Cleveland Clinic. https://my.clevelandclinic.org/health/body/24630-t-cells. Accessed April 2024. 7MD Anderson Cancer Center. https://www.mdanderson.org/cancerwise/what-is-the-tumor-microenvironment-3-things-to-know.h00-159460056.html. Accessed April 2024. 8Shibuya M. Vascular Endothelial Growth Factor (VEGF) and Its Receptor (VEGFR) Signaling in Angiogenesis: A Crucial Target for Anti- and Pro-Angiogenic Therapies. Genes Cancer. 2011 Dec;2(12):1097-105.